EXHIBIT 99.1

LETTER OF TRANSMITTAL

WRKCo Inc.

WestRock Company

Offer to Exchange up to $500,000,000 3.000% Senior Notes due 2024 and the guarantees thereof for a Like Principal Amount of 3.000% Senior Notes due 2024 and the guarantees thereof which have been registered under the Securities Act of 1933 (the “2024 Notes Exchange Offer”);

Offer to Exchange up to $600,000,000 3.750% Senior Notes due 2025 and the guarantees thereof for a Like Principal Amount of 3.750% Senior Notes due 2025 and the guarantees thereof which have been registered under the Securities Act of 1933 (the “2025 Notes Exchange Offer”);

Offer to Exchange up to $750,000,000 4.650% Senior Notes due 2026 and the guarantees thereof for a Like Principal Amount of 4.650% Senior Notes due 2026 and the guarantees thereof which have been registered under the Securities Act of 1933 (the “2026 Notes Exchange Offer”);

Offer to Exchange up to $500,000,000 3.375% Senior Notes due 2027 and the guarantees thereof for a Like Principal Amount of 3.375% Senior Notes due 2027 and the guarantees thereof which have been registered under the Securities Act of 1933 (the “2027 Notes Exchange Offer”);

Offer to Exchange up to $600,000,000 4.000% Senior Notes due 2028 and the guarantees thereof for a Like Principal Amount of 4.000% Senior Notes due 2028 and the guarantees thereof which have been registered under the Securities Act of 1933 (the “2028 Notes Exchange Offer”); and

Offer to Exchange up to $750,000,000 4.900% Senior Notes due 2029 and the guarantees thereof for a Like Principal Amount of 4.900% Senior Notes due 2029 and the guarantees thereof which have been registered under the Securities Act of 1933 (the “2029 Notes Exchange Offer” and, together with the 2024 Notes Exchange Offer, the 2025 Notes Exchange Offer, the 2026 Notes Exchange Offer, the 2027 Notes Exchange Offer and the 2028 Notes Exchange Offer, the “exchange offers” and each an “exchange offer”).

Pursuant to the Prospectus or the Canadian Offering Memorandum (as applicable), dated January 16, 2019

THE EXCHANGE OFFERS WILL EXPIRE AT 12:00 A.M. NEW YORK CITY TIME, ON FEBRUARY 13, 2019, SUBJECT TO THE COMPANY’S RIGHT TO EXTEND THE EXPIRATION DATE FOR ANY EXCHANGE OFFER (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

DELIVERY TO:

The Bank of New York Mellon Trust Company, N.A. (the “Exchange Agent”)

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Issuer & Loan Services / CSD – Reorg

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attention: Eric Herr

By Facsimile:	To Confirm by Telephone:
(732) 667-9408	(315) 414-3362
Issuer & Loan Services / CSD – Reorg	Issuer & Loan Services / CSD – Reorg

For Information, Call:

(315) 414-3362

Issuer & Loan Services / CSD – Reorg

Delivery of this Letter of Transmittal (this “Letter”) to an address other than as set forth above, or transmission of this Letter via facsimile other than as set forth above, will not constitute a valid delivery.

The undersigned acknowledges that he or she has received the prospectus, dated January 16, 2019 (the “Prospectus”) or the Canadian Offering Memorandum dated January 16, 2019 (the “Canadian Offering Memorandum”) (as applicable), of WRKCo Inc., a Delaware corporation (the “Company”), and this Letter, which together constitute the Company’s offer to exchange $500,000,000 aggregate principal amount of its outstanding, unregistered 3.000% Senior Notes due 2024 (the “Original 2024 Notes”) and the guarantees thereof for an equivalent amount of registered 3.000% Senior Notes due 2024 (the “Exchange 2024 Notes”) and the guarantees thereof, $600,000,000 aggregate principal amount of its outstanding, unregistered 3.750% Senior Notes due 2025 (the “Original 2025 Notes”) and the guarantees thereof for an equivalent amount of registered 3.750% Senior Notes due 2025 (the “Exchange 2025 Notes”) and the guarantees thereof, $750,000,000 aggregate principal amount of its outstanding, unregistered 4.650% Senior Notes due 2026 (the “Original 2026 Notes”) and the guarantees thereof for an equivalent amount of registered 4.650% Senior Notes due 2026 (the “Exchange 2026 Notes”) and the guarantees thereof, $500,000,000 aggregate principal amount of its outstanding, unregistered 3.375% Senior Notes due 2027 (the “Original 2027 Notes”) and the guarantees thereof for an equivalent amount of registered 3.375% Senior Notes due 2027 (the “Exchange 2027 Notes”) and the guarantees thereof, $600,000,000 aggregate principal amount of its outstanding, unregistered 4.000% Senior Notes due 2028 (the “Original 2028 Notes”) and the guarantees thereof for an equivalent amount of registered 4.000% Senior Notes due 2028 (the “Exchange 2028 Notes”) and the guarantees thereof and $750,000,000 aggregate principal amount of its outstanding, unregistered 4.900% Senior Notes due 2029 (the “Original 2029 Notes” and, together with the Original 2024 Notes, the Original 2025 Notes, the Original 2026 Notes, the Original 2027 Notes and the Original 2028 Notes, the “Original Notes” and each an “Original Note”) and the guarantees thereof for an equivalent amount of registered 4.900% Senior Notes due 2029 (the “Exchange 2029 Notes” and, together with the Exchange 2024 Notes, the Exchange 2025 Notes, the Exchange 2026 Notes, the Exchange 2027 Notes and the Exchange 2028 Notes, the “Exchange Notes” and each an “Exchange Note”) and the guarantees thereof, each upon the terms and subject to the conditions set forth in the Prospectus or the Canadian Offering Memorandum (as applicable) and this Letter. The Original Notes and the Exchange Notes are sometimes referred to in this Letter together as the “Notes” and all references to the Notes include references to the related guarantees. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus or the Canadian Offering Memorandum (as applicable).

For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note of the same series having a principal amount equal to that of the surrendered Original Note. Interest on the Exchange Notes will accrue at a rate of 3.000% per year in the case of the Exchange 2024 Notes, 3.750% per year in the case of the Exchange 2025 Notes, 4.650% per year in the case of the Exchange 2026 Notes, 3.375% per year in the case of the Exchange 2027 Notes, 4.000% per year in the case of the Exchange 2028 Notes and 4.900% per year in the case of the Exchange 2029 Notes, in each case from the most recent date to which interest on the respective Original Notes has been paid or, if no interest has been paid, from December 3, 2018 for the Exchange 2026 Notes and the Exchange 2029 Notes. Interest on each series of Notes is payable semi-annually in cash in arrears on March 15 and September 15.

The Exchange 2024 Notes will mature on September 15, 2024, the Exchange 2025 Notes will mature on March 15, 2025, the Exchange 2026 Notes will mature on March 15, 2026, the Exchange 2027 Notes will mature on September 15, 2027, the Exchange 2028 Notes will mature on March 15, 2028 and the Exchange 2029 Notes will mature on March 15, 2029. The terms of the Exchange Notes are substantially identical to the terms of the corresponding series of the Original Notes, except that the Exchange Notes are registered under the Securities Act and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes do not apply to the Exchange Notes. The Exchange Notes will be guaranteed by WestRock Company, a Delaware corporation, WestRock MWV, LLC and WestRock RKT, LLC, a Georgia limited liability company (together, the “Guarantors”).

In the event that (1) changes in law or in applicable interpretations thereof by the staff of the SEC do not permit the Company to effect the exchange offers, (2) the applicable exchange offer is not consummated by March 1, 2019, with respect to the Original 2024 Notes and the Original 2027 Notes, by September 1, 2019, with respect to the Original 2025 Notes and the Original 2028 Notes, and by June 1, 2020, with respect to the Original 2026 Notes and the Original 2029 Notes, (3) under certain circumstances, the initial purchasers shall so request, (4) any holder of Original Notes of an applicable series notifies the Issuer that it (i) is not eligible to participate in the applicable exchange offer, (ii) may not resell the Exchange Notes without delivering a prospectus and this prospectus is not appropriate or available or (iii) is a broker-dealer and holds Original Notes acquired directly from the Issuer or one of its affiliates or (5) any initial purchaser notifies the Issuer that it will not receive Exchange Notes in exchange for Original Notes constituting any portion of such initial purchaser’s unsold allotment, the Company will, at its expense, (a) cause to be filed with the SEC a shelf registration statement covering resales of the Original Notes of the applicable series and use commercially reasonable efforts to cause the shelf registration statement to be declared effective within 30 days of the date the obligation to file a shelf registration statement arose and (b) use commercially reasonable efforts to keep the shelf registration statement effective until the earlier of the first anniversary of the effective date of the shelf registration statement and the date all Original Notes covered by the shelf registration statement have been sold as contemplated in the shelf registration statement, with certain exceptions. The Company will, in the event of the filing of the shelf registration statement, provide to each holder of the Original Notes of the applicable series copies of the prospectus that is a part of the shelf registration statement, notify each such holder when the shelf registration statement has become effective and take certain other actions as are required to permit unrestricted resales of the Original Notes of such series. A holder of Original Notes that sells its Original Notes pursuant to the shelf registration statement generally (1) will be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, (2) will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and (3) will be bound by the provisions of the applicable registration rights agreement that are applicable to such a holder (including certain indemnification rights and obligations thereunder). In addition, each holder of the Original Notes will be required to deliver information to be used in connection with the shelf registration statement and to provide comments on the shelf registration statement within the time periods set forth in the applicable registration rights agreement to have their Original Notes included in the shelf registration statement and to benefit from the provisions regarding liquidated damages described in the following paragraph.

In the event that the Company does not consummate the applicable exchange offer by March 1, 2019, with respect to the Original 2024 Notes or the Original 2027 Notes, by September 1, 2019, with respect to the Original 2025 Notes or the Original 2028 Notes, or by June 1, 2020, with respect to the Original 2026 Notes or the Original 2029 Notes, or that it fails to comply with its obligation to file a shelf registration statement, if required by the applicable registration rights agreement, the interest rate borne by the applicable series of Original Notes will be increased by one quarter of one percent per annum for the first 90 day period and thereafter it will be increased by an additional one quarter of one percent per annum for each 90 day period that elapses, provided that the aggregate increase in such annual interest rate may in no event exceed one half of one percent, until (a) the exchange offer registration statement has been declared effective and consummated and (b) the shelf registration statement (if required) is declared effective. Upon the cure of all of the registration defaults set forth above, the interest rate borne by the Notes of such series will be reduced to the original interest rate if the Company is otherwise in compliance with this paragraph; provided, however, that if, after any such reduction in interest rate, certain events occur with respect to a different registration default, the interest rate on the applicable series of Notes may again be increased pursuant to the foregoing provisions.

The Prospectus may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the earlier of (i) 180 days from the date on which the registration statement is declared effective and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities, it will make the Prospectus available to any broker-dealer for use in connection with any such resale.

Resales of Exchange Notes in Canada are subject to the resale restrictions described in the Canadian Offering Memorandum.

The Company reserves the right, at any time or from time to time, to extend any exchange offer at its sole discretion, in which event the term “Expiration Date” for such exchange offer shall mean the latest time and date to which such exchange offer is extended. The Company intends to publicly announce any extension by making a timely release through an appropriate news agency.

This Letter is to be completed by a holder of Original Notes either if certificates for such Original Notes are forwarded herewith or if a tender is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) in accordance with the procedures set forth in the Prospectus or the Canadian Offering Memorandum (as applicable) under the caption “The Exchange Offers—Procedures For Tendering” and an Agent’s Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. The term “Book-Entry Confirmation” means confirmation of the book-entry tender of Original Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility.

Delivery of documents to the Book-Entry Transfer Facility in accordance with its procedures does not constitute delivery to the Exchange Agent.

The method of delivery of Original Notes and this Letter and all other required documents to the Exchange Agent is at the election and risk of the holders. Instead of delivery by mail, the Company recommends that holders use an overnight or hand delivery service. In all cases, holders should allow sufficient time to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Original Notes should be sent to the Company.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the exchange offers.

List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL 2024 NOTES
	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if Original 2024 Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2024 Notes represented by the Original 2024 Notes indicated in column 2. See Instruction 2. Original 2024 Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF ORIGINAL 2025 NOTES
	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if Original 2025 Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2025 Notes represented by the Original 2025 Notes indicated in column 2. See Instruction 2. Original 2025 Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF ORIGINAL 2026 NOTES
	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if Original 2026 Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2026 Notes represented by the Original 2026 Notes indicated in column 2. See Instruction 2. Original 2026 Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF ORIGINAL 2027 NOTES
	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if Original 2027 Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2027 Notes represented by the Original 2027 Notes indicated in column 2. See Instruction 2. Original 2027 Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF ORIGINAL 2028 NOTES
	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if Original 2028 Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2028 Notes represented by the Original 2028 Notes indicated in column 2. See Instruction 2. Original 2028 Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF ORIGINAL 2029 NOTES
	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

	Total

*  Need not be completed if Original 2029 Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2029 Notes represented by the Original 2029 Notes indicated in column 2. See Instruction 2. Original 2029 Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

By crediting the Original Notes to the Exchange Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offers, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS OR THE CANADIAN OFFERING MEMORANDUM AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

CANADIAN RESIDENTS:

IF THE UNDERSIGNED IS A CANADIAN RESIDENT, OR IS A BROKER-DEALER HOLDING TENDERED ORIGINAL NOTES ON BEHALF OF A BENEFICIAL OWNER THAT IS A CANADIAN RESIDENT, THE UNDERSIGNED MUST ALSO COMPLETE APPENDIX A.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offers, the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that, when such Original Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claim when the Original Notes are accepted by the Company; (ii) the undersigned is not an “affiliate”, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of the Company, any of the Guarantors or their subsidiaries; (iii) any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of the undersigned’s business; and (iv) at the time of commencement of the exchange offers it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the exchange offers.

If the undersigned is a resident of Canada, or holds Original Notes on behalf of a beneficial owner that is a resident of Canada, the undersigned hereby represents and warrants that it or the beneficial owner on behalf of which it holds Original Notes (as applicable) (i) is a Canadian resident, (ii) has reviewed and acknowledges the resale restrictions referred to in the Canadian Offering Memorandum under the heading “Resale Restrictions” and agrees not to resell the Exchange Notes except in compliance with such resale restrictions, (iii) is basing its investment decision exclusively on the Canadian Offering Memorandum and not on any other information, including any advertising, concerning the Company, WestRock Company or the exchange offers, and (iv) provides the representations and warranties included in the Canadian Offering Memorandum including the following: (A) it is an “accredited investor” as defined in National Instrument 45-106 – Prospectus Exemptions by virtue of satisfying the specific criteria indicated by the undersigned in Appendix A, (B) it is entitled under applicable Canadian securities laws to acquire the Exchange Notes without the benefit of a prospectus qualified under those securities laws (C) if in Ontario, is not an individual, (D) is acquiring the Exchange Notes as principal for its own account, or is deemed to be acquiring the Exchange Notes as principal by applicable law, and (E) was not created or used solely to acquire or hold the Exchange Notes without a prospectus in reliance on an exemption from the prospectus requirements under applicable Canadian securities laws.

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus and, if applicable, a Canadian Offering Memorandum in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus and, if applicable, a Canadian Offering Memorandum, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that the exchange offers are being made by the Company based upon the Company’s understanding of interpretations by the staff of the SEC as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the exchange offers may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holder is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Company, any of the Guarantors or their subsidiaries; (ii) such Exchange Notes received by the undersigned are acquired in the ordinary course of the undersigned’s business; and (iii) such holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes.

However, the Company has not sought its own no-action letter and therefore the staff of the SEC has not considered the exchange offers in the context of a no-action letter. There can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offers as in other circumstances. If a holder of Original Notes is an affiliate of the Company, any of the Guarantors or their subsidiaries, acquires the Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the exchange offers, such holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption “The Exchange Offers—Withdrawal of Tenders” section of the Prospectus or the Canadian Offering Memorandum (as applicable).

The exchange offers are subject to certain conditions as set forth in the Prospectus or the Canadian Offering Memorandum (as applicable) under the caption “The Exchange Offers—Conditions to the Exchange Offers”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus or the Canadian Offering Memorandum (as applicable), the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the applicable exchange offer. In addition, the Company is not required to accept for exchange, or to issue the Exchange Notes in exchange for, any Original Notes and may terminate or amend the applicable exchange offer at any time prior to the applicable Expiration Date if any of the conditions set forth under the caption “The Exchange Offers—Conditions to the Exchange Offers” in the Prospectus or the Canadian Offering Memorandum (as applicable) occur.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of the Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the applicable box above.

THE UNDERSIGNED, BY COMPLETING THE APPLICABLE BOX OR BOXES ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Original Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code) (Complete accompanying Substitute Form W-9)

☐ Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter or to such person(s) at an address other than shown in the box entitled “Description of Original 2024 Notes,” “Description of Original 2025 Notes,” “Description of Original 2026 Notes,” “Description of Original 2027 Notes,” “Description of Original 2028 Notes” and/or “Description of Original 2029 Notes” on this Letter above.

Mail Exchange Notes and/or Original Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES) OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete accompanying Substitute Form W-9 below)
X:		,

X:		,
	(Signature(s) of Registered Owner(s))	(Date)

Area Code and Telephone Number:

If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Title:
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE (if Required by Instruction 3)

Signature Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the

Offer to Exchange up to $500,000,000 3.000% Senior Notes due 2024 and the guarantees thereof for a Like Principal Amount of 3.000% Senior Notes due 2024 and the guarantees thereof which have been registered under the Securities Act of 1933;

Offer to Exchange up to $600,000,000 3.750% Senior Notes due 2025 and the guarantees thereof for a Like Principal Amount of 3.750% Senior Notes due 2025 and the guarantees thereof which have been registered under the Securities Act of 1933;

Offer to Exchange up to $750,000,000 4.650% Senior Notes due 2026 and the guarantees thereof for a Like Principal Amount of 4.650% Senior Notes due 2026 and the guarantees thereof which have been registered under the Securities Act of 1933 ;

Offer to Exchange up to $500,000,000 3.375% Senior Notes due 2027 and the guarantees thereof for a Like Principal Amount of 3.375% Senior Notes due 2027 and the guarantees thereof which have been registered under the Securities Act of 1933;

Offer to Exchange up to $600,000,000 4.000% Senior Notes due 2028 and the guarantees thereof for a Like Principal Amount of 4.000% Senior Notes due 2028 and the guarantees thereof which have been registered under the Securities Act of 1933; and

Offer to Exchange up to $750,000,000 4.900% Senior Notes due 2029 and the guarantees thereof for a Like Principal Amount of 4.900% Senior Notes due 2029 and the guarantees thereof which have been registered under the Securities Act of 1933.

1.	Delivery of this Letter and the Original Notes.

This Letter or, in lieu thereof, an Agent’s Message stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter, is to be completed by or received with respect to holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the “The Exchange Offers—Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered Original Notes (or Book-Entry Confirmation), as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter (or, in lieu thereof, an Agent’s Message), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Original Notes tendered hereby must be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See “The Exchange Offers” section of the Prospectus or the Canadian Offering Memorandum (as applicable).

2.	Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box(es) above entitled “Description of Original 2024 Notes—Principal Amount Tendered,” “Description of Original 2025 Notes—Principal Amount Tendered,” “Description of Original 2026 Notes—Principal Amount Tendered,” “Description of Original 2027 Notes—Principal Amount Tendered,” “Description of Original 2028 Notes—Principal Amount Tendered” and/or “Description of Original 2029 Notes—Principal Amount Tendered.” A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

A tender pursuant to the exchange offers may be withdrawn at any time prior to the Expiration Date. To be effective, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes or otherwise comply with the Book-Entry Transfer Facility’s procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

3.	Signatures on this Letter, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing without alteration, enlargement or any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

If this Letter is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder’s or holders’ name(s) appear(s) on the Original Notes.

If this Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes are being or were tendered (i) by a registered holder who has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity an “Eligible Institution”).

4.	Special Issuance and Delivery Instructions.

Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the exchange offers are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.	Tax Identification Number and Backup Withholding.

An exchange of Original Notes for Exchange Notes pursuant to the exchange offers will not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). In addition, such holder may be subject to backup withholding in an amount that is currently 24% of all reportable payments of principal and interest.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “exempt” in Part 2, to avoid possible erroneous backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), or other appropriate IRS Form W-8. IRS Forms W-8 and W-9, and the instructions to such forms, may be obtained from the Exchange Agent or on the IRS website, www.irs.gov.

To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult instructions to IRS Form W-9 for information on which TIN to report. If such holder does not have a TIN, such holder should consult the instructions to IRS Form W-9 for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes “applied for” on that form, backup withholding at a rate currently of 24% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Company within 60 calendar days of Company’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such holder.

If backup withholding applies, the payor will withhold the appropriate percentage (currently 24%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

6.	Canadian Residents

Holders of Original Notes that are Canadian residents and broker-dealers holding tendered Original Notes on behalf of beneficial owners that are Canadian residents must also complete one copy of Appendix A for each such holder or beneficial owner and return same to the Exchange Agent.

7.	Transfer Taxes.

Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the exchange offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

8.	Waiver of Conditions.

The Company reserves the right, in its sole discretion, to waive satisfaction of any or all conditions enumerated in the Prospectus or the Canadian Offering Memorandum (as applicable) at any time and from time to time prior to the Expiration Date.

9.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter or, in lieu thereof, an Agent’s Message, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

10.	Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or the Canadian Offering Memorandum (as applicable) and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5)

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

PAYOR’S NAME: WESTROCK COMPANY

PAYEE INFORMATION

(Please print or type)

Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):
Check appropriate box:	☐	Individual/Sole proprietor
	☐	C Corporation
	☐	S Corporation
	☐	Partnership
	☐	Trust/Estate
	☐	Limited Liability Company
	☐	Other
ADDRESS (NUMBER, STREETS AND APT. OR SUITE NO.)
CITY, STATE, AND ZIP CODE

PART 1:     TAXPAYER IDENTIFICATION

NUMBER (“TIN”)

Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the instructions to IRS Form W-9 for further clarification. If you do not have a TIN, consult the instructions to IRS Form W-9 for instructions on how to obtain a TIN, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part 3 Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Social Security Number:             -            -

Employer Identification number:             -

☐   Applied For

PART 2: PAYEES EXEMPT FROM BACKUP WITHHOLDING Check box (Even if you are exempt from backup withholding, you should still complete and sign the certification below): ☐ Exempt

PART 3: CERTIFICATION

Certification instructions: You must cross out item 2 below if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

2.

I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. person (including a U.S. resident alien).

Signature
Date

NOTE:

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 24% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor is required to withhold and remit to the IRS a percentage (currently 24%) of all reportable payments made to me until I furnish the payor with a TIN.

Signature
Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 24%) ON ANY REPORTABLE PAYMENTS MADE TO YOU.

APPENDIX A

TO BE COMPLETED BY REGISTERED OWNERS THAT ARE CANADIAN RESIDENTS AND BY REGISTERED OWNERS HOLDING ORIGINAL NOTES ON BEHALF OF BENEFICIAL OWNERS THAT ARE CANADIAN RESIDENTS (See Instruction 6)

One copy of this Appendix A must be completed for each beneficial owner that is a Canadian resident.

1. The registered owner or beneficial owner (as applicable) is an “accredited investor” as defined in Section 1.1 of National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) and section 73.3(1) of the Securities Act (Ontario) by virtue of satisfying the applicable criteria indicated in section 3 below.

2. Please provide the information below:

Legal Name:
Street address:
Municipality (town or city):
Province:
Postal Code:
Telephone number:
E-mail address:
Insider of the Company?	Yes ☐ No ☐
Registrant?	Yes ☐ No ☐
Original 2024 Notes tendered:	Principal Amount:
Original 2025 Notes tendered:	Principal Amount:
Original 2026 Notes tendered:	Principal Amount:
Original 2027 Notes tendered:	Principal Amount:
Original 2028 Notes tendered:	Principal Amount:
Original 2029 Notes tendered:	Principal Amount:

3. Please mark your initials beside the applicable category or categories of “accredited investor” to which the registered owner or beneficial owner (as applicable) belongs.

Accredited Investor (as defined in NI 45-106 and section 73.3(1) of the Securities Act (Ontario)) means:

—	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or

(ii) in Ontario, (A) a bank listed in Schedule I, II or III to the Bank Act (Canada); (B) an association to which the Cooperative Credit Association Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

—	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

—	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

—	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, except as otherwise prescribed by the regulations;

—	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

—	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

—	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

—	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

—	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

—	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

—	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$5,000,000;

(Note: if individual accredited investors wish to participate in any exchange offer through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialled.)

—	(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;

—	(n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (minimum amount investment) or 2.19 (additional investment in investment funds) of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (investment fund reinvestment) of NI 45-106;

—	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

—	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

—	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

—	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

—	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

—	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in NI 45-106);

—	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

—	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

—	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

DEFINITIONS

In this Appendix A, the following terms have the following meanings:

“affiliate” means an issuer connected with another issuer because

(a)	one of them is the subsidiary of the other, or

(b)	each of them is controlled by the same person;

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“close business associate” means that the Subscriber has had sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being merely a member of the same club, organization, association or religious group or a co-worker, colleague or associate at the same workplace or a client, customer or former client or customer or a mere acquaintance or connected through some form of social media or a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual and to obtain information from them with respect to the investment;

“close personal friend” means that the Subscriber has known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being merely a relative or a member of the same club, organization, association or religious group or a co-worker, colleague or associate at the same workplace or a client, customer or former client or customer or a mere acquaintance or connected through some form of social media or a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual and to obtain information from them with respect to the investment;

“consultant” means for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

(a)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(b)	provides the services under a written contract with the issuer or a related entity of the issuer, and

(c)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes

(d)	for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner; and

(e)

for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer;

“control person” means

(a)

a person or company who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and if a person or company holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or company is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer, or

(b)

each person or company in a combination of persons or companies acting in concert by virtue of an agreement, arrangement, commitment or understanding, who holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and if a combination of persons or companies holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the combination of persons or companies is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(b)

in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(ii)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(c)	performing a policy-making function in respect of the issuer;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“founder” means, in respect of an issuer, a person who,

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“holding entity” means a person that is controlled by an individual;

“individual” means a natural person, but does not include

(a)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(b)	a natural person in the person’s capacity as trustee, executor, administrator or other legal personal representative;

“insider” means:

(a)	a director or officer of the Corporation;

(b)	a director or officer of a person or company that is itself an insider or subsidiary of the Corporation;

(c)	a person or company that has

(i)	beneficial ownership of, or control or direction over, directory or indirectly, or

(ii)	a combination of beneficial ownership of and control or direction over, directly or indirectly,

securities of the Corporation carrying more than 10% of the voting rights attached to all of the Corporation’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution;

(d)	a person designated as an insider in an order made by a securities commission; or

(e)	a person that is in a prescribed / designated class of persons;

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia) and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia) whose business objective is making multiple investments;

“local jurisdiction” means the province or territory of Canada in which the applicable Canadian securities regulatory authority is situate;

“mutual fund” has the meaning ascribed to it under the securities legislation of the local jurisdiction;

“non-redeemable investment fund” means an issuer,

(a)	whose primary purpose is to invest money provided by its securityholders,

(b)	that does not invest:

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(c)	that is not a mutual fund;

“permitted assign” means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(a)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(b)	a holding entity of the person,

(c)	a RRSP, RRIF or TFSA of the person,

(d)	a spouse of the person,

(e)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(f)	a holding entity of the spouse of the person, or

(g)	a RRSP, RRIF or TFSA of the spouse of the person;

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“registrant” means a person registered or required to be registered under any securities legislation in Canada;

“regulator” means, for the local jurisdiction, the person referred to in Appendix D of National Instrument 14-101 and includes: (i) in Alberta, the Executive Director as defined under section 1 of the Securities Act (Alberta), (ii) in Ontario, the Director as defined under section 1 of the Securities Act (Ontario), and (iii) in British Columbia, the Executive Director as defined under section 1 of the Securities Act (British Columbia);

“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“securities regulatory authority” means, for the local jurisdiction, the securities commission or similar regulatory authority listed in Appendix C of National Instrument 14-101, and includes the Alberta Securities Commission, the Ontario Securities Commission and the British Columbia Securities Commission;

“spouse” means an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Control

Other than in respect of the definitions of “holding entity” or “related entity” above, a person (first person) is considered to control another person (second person) if

(a)

the first person beneficially owns or, directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

In respect of the definitions of “holding entity” and “related entity” above, a person (first person) is considered to control another person (second person) if the first person, directly or indirectly, has the power to direct the management and policies of the second person by virtue of

(a)	ownership of or direction over voting securities in the second person,

(b)	a written agreement or indenture,

(c)	being the general partner or controlling the general partner of the second person, or

(d)	being a trustee of the second person.

All monetary references are in Canadian Dollars.